UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2008

AURELIO RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50931	33-1086828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12345 W. Alameda Pkwy, Suite 202, Lakewood, CO 80228

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (303) 795-3030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph

Aurelio Resource Corporation (the “Company”) is filing this Form 8-K/A to enhance the disclosures previously reported on Form 8-K originally filed on August 11, 2008 related to the restatement of certain financial statement items as a result of correcting two accounting errors have been identified that affect certain previously issued financial statements that are included in:

(i)	the Company’s annual report on Form 10-KSB for the year ended December 31, 2007 that was originally filed on April 2, 2008; and

(ii)	the Company’s quarterly report on Form 10-QSB for quarterly period ended March 31, 2008 that was originally filed on May 20, 2008.

(iii)	the Company’s quarterly report on Form 10-QSB for quarterly period ended March 31, 2007 that was originally filed on May 17, 2007.

(iv)	the Company’s quarterly report on Form 10-QSB for quarterly period ended June 30, 2007 that was originally filed on August 14, 2007.

(v)	the Company’s quarterly report on Form 10-QSB for quarterly period ended September 30, 2007 that was originally filed on November 16, 2007.

Specifically, the previously filed Form 8-K is hereby amended to include the restated unaudited balance sheets as of each of the quarterly periods ended March 31, 2007, June 30, 2007 and September 30, including comparison to previously reported amounts and the effect of the change for each respective unaudited balance sheet.

Item 4.02	Non-Reliance on Previously Issued Financial Statements

Aurelio Resource Corporation (the “Company”) is filing this Form 8-K to notify readers that the Board of Directors has determined that two accounting errors have been identified that affect certain previously issued financial statements that are included in:

(i)	the Company’s annual report on Form 10-KSB for the year ended December 31, 2007 that was originally filed on April 2, 2008; and

(ii)	the Company’s quarterly report on Form 10-QSB for quarterly period ended March 31, 2008 that was originally filed on May 20, 2008.

(iii)	the Company’s quarterly report on Form 10-QSB for quarterly period ended March 31, 2007 that was originally filed on May 17, 2007.

(iv)	the Company’s quarterly report on Form 10-QSB for quarterly period ended June 30, 2007 that was originally filed on August 14, 2007.

(v)	the Company’s quarterly report on Form 10-QSB for quarterly period ended September 30, 2007 that was originally filed on November 16, 2007.

As a result of these findings, the Board of Directors has determined that the Company’s balance sheets included in these filings should not be relied upon. In addition, the Board of Directors has determined that the statement of operations for the three month period ended March 31, 2008 should not be relied upon.

The accounting errors have been quantified as set forth below and have been discussed with the Company’s independent auditors. The Company is in the process of making the necessary corrections to its affected financial statements and expects to file amendments to its previous filings within the next 10 days.

Correction of Accounting Errors

Change in Method of Accounting For Acquisition Cost of Unpatented Mining Claims

On June 28, 2008, the Company changed its method of accounting for acquisition costs of unpatented mining claims, including the costs of certain unpatented mining claims that were acquired from ARI in August 2006. The Company has determined that such property acquisition costs are capitalizable and should be included in assets as Mining Claims. This change in accounting is a result of the misapplication of previous GAAP.

In reviewing the purchase price allocation to the mining claims acquired from ARI in August 2006, the Company determined that $601,686 of such costs should be attributed to said unpatented mining claims as at August 17, 2006, the date of the closing. The consideration paid to ARI was common stock of the Company. Accordingly, the reciprocal adjustment to correct the cost of unpatented mining claims is to increase additional paid-in capital.

As a result of this change in policy, the comparative balance sheets as of December 31, 2007 and 2006 and each unaudited balance sheet as of March 31, 2007, June 30, 2007, September 30, 2007 and March 31, 2008 will be restated to apply the new accounting policy retrospectively.

In reviewing the purchase price allocation to the mining claims acquired from ARI in August 2006, the Company determined that $601,686 of such costs should be attributed to said unpatented mining claims as at August 17, 2006, the date of the closing. The consideration paid to ARI was common stock of the Company. Accordingly, the reciprocal adjustment to correct the cost of unpatented mining claims is to increase additional paid-in capital.

The following financial statement line items for the years ended as of December 31, 2007 and 2006 as well as from inception through December 31, 2007 that were effected by this change in accounting policy are shown below. It should be noted that results of operations were not affected by this change.

	Dec 31, 2007	Dec 31, 2006	From Inception through Dec 31, 2007
Consolidated Balance Sheets:	$	$	$
Assets
Mineral Claims
After adjustment	1,955,300	1,805,300
As reported previously	1,353,614	1,203,614

Effect of Change	601,686	601,686

Stockholders Equity (Deficit)
Additional Paid-in Capital
After adjustment	4,595,707	2,281,763
As reported previously	3,994,021	1,680,077

Effect of Change	601,686	601,686

Consolidated Statements of Stockholders’ Equity
Common Stock Issued for Acquisition of Subsidiaries
After adjustment	—	450,000
As reported previously	—	(151,686)

Effect of Change	—	601,686

Consolidated Statements of Cash Flows
Schedule Of Non-Cash Investing And Financing Activities
Acquisition of Aurelio Resources, Inc.
After adjustment	—	450,000	450,000
As reported previously	—	(151,686)	(151,686)

Effect of Change	—	601,686	601,686

Supplemental Disclosures
Mineral Properties
After adjustment	—	1,805,300	1,955,300
As reported previously	—	1,203,614	1,353,614

Effect of Change	—	601,686	601,686

The following sets forth the restated unaudited balance sheets and the effect of the change in accounting policy referred to above for each of the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007:

CONSOLIDATED CONDENSED BALANCE SHEET

as of March 31, 2007

(unaudited)

	As Restated	As Reported Previously	Effect of the Change
ASSETS
Current assets
Cash	$247,431	$247,431	$—
Advances	1,224	1,224	—
Security deposits	5,255	5,255	—
Prepaid expenses	8,348	8,348	—
Deposit for core drilling	—	—	—

Total current assets	262,258	262,258	—

Mining claims	1,805,300	1,203,614	601,686
Equipment, net	53,660	53,660	—

	1,858,960	1,257,274	601,686

Total Assets	$2,121,218	$1,519,532	$601,686

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$48,685	$48,685	$—
Accounts payable - related parties	25,514	25,514	—
Stock subscriptions received	200,000	200,000	—
Current portion of long-term debt	10,363	10,363	—

Total current liabilities	284,562	284,562	—

Long-term debt	15,565	15,565	—
Note payable - Courtland Claims	950,000	950,000	—

	965,565	965,565	—

Total Liabilities	1,250,127	1,250,127	—

Stockholders’ Equity
Common stock, $0.001 par value;	32,691	32,691	—
Additional paid in capital	2,646,009	2,044,323	601,686
Deficit accumulated during exploration stage	(1,805,675)	(1,805,675)	—
Cumulative effect of currency translation	(1,934)	(1,934)	—

Total Stockholders’ Equity	871,091	269,405	601,686

Total Liabilities and Stockholders’ Equity	$2,121,218	$1,519,532	$601,686

CONSOLIDATED CONDENSED BALANCE SHEET

as of June 30, 2007

(unaudited)

	As Restated	As Reported Previously	Effect of the Change
ASSETS
Current assets
Cash	$976,051	$976,051	$—
Advances	2,128	2,128	—
Security deposits	8,025	8,025	—
Prepaid expenses	4,040	4,040	—
Deposit for core drilling	—	—	—

Total current assets	990,244	990,244	—

Mining claims	1,830,300	1,228,614	601,686
Equipment, net	70,050	70,050	—

	1,900,350	1,298,664	601,686

Total Assets	$2,890,594	$2,288,908	$601,686

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$144,944	$144,944	$—
Accounts payable - related parties	26,460	26,460	—
Current portion of long-term debt	9,239	9,239	—

Total current liabilities	180,643	180,643	—

Long-term debt	13,166	13,166	—
Note payable - Courtland Claims	950,000	950,000	—

	963,166	963,166	—

Total Liabilities	1,143,809	1,143,809	—

Stockholders’ Equity
Common stock, $0.001 par value;	34,168	34,168	—
Additional paid in capital	4,261,932	3,660,246	601,686
Deficit accumulated during exploration stage	(2,547,419)	(2,547,419)	—
Cumulative effect of currency translation	(1,896)	(1,896)	—

Total Stockholders’ Equity	1,746,785	1,145,099	601,686

Total Liabilities and Stockholders’ Equity	$2,890,594	$2,288,908	$601,686

CONSOLIDATED CONDENSED BALANCE SHEET

as of September 30, 2007

(unaudited)

	As Restated	As Reported Previously	Effect of the Change
ASSETS
Current assets
Cash	$200,830	$200,830	$—
Advances	3,468	3,468	—
Security deposits	8,890	8,890	—
Prepaid expenses	2,640	2,640	—
Bonds	36,714	36,714	—

Total current assets	252,542	252,542	—

Mining claims	1,930,300	1,328,614	601,686
Equipment, net	66,204	66,204	—

	1,996,504	1,394,818	601,686

Total Assets	$2,249,046	$1,647,360	$601,686

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$102,430	$102,430	$—
Accounts payable - related parties	16,450	16,450	—
Current portion of long-term debt	9,525	9,525	—

Total current liabilities	128,405	128,405	—

Long-term debt	10,690	10,690	—
Note payable - Courtland Claims	950,000	950,000	—

	960,690	960,690	—

Total Liabilities	1,089,095	1,089,095	—

Stockholders’ Equity
Common stock, $0.001 par value;	34,168	34,168	—
Additional paid in capital	4,261,932	3,660,246	601,686
Deficit accumulated during exploration stage	(3,132,497)	(3,132,497)	—
Cumulative effect of currency translation	(3,652)	(3,652)	—

Total Stockholders’ Equity	1,159,951	558,265	601,686

Total Liabilities and Stockholders’ Equity	$2,249,046	$1,647,360	$601,686

Correction to Cost of Beneficial Conversion Feature Affecting the Quarterly Period Ended March 31, 2008

On August 11, 2008, the Company determined that its financial statements for the three months ended March 31, 2008 would require restatement as a result of determining that a calculation error occurred in accounting for the beneficial conversion feature attributable to the debentures. As a result, the Company determined that interest expense for the three month period had been overstated by $1,050,036.

The following financial statement line items for the quarter ended March 31, 2008 that were effected by both of the accounting errors discussed previously are shown below:

	After Giving Effect to the Correction of Errors	As Reported Previously	Effect of the Adjustment
Consolidated Statement of Operations, for the three months ended March 31, 2008
Interest expense	$407,933	$1,457,969	$(1,050,036)
Net loss	(617,372)	(1,667,408)	$1,050,036
Comprehensive loss	(617,718)	(1,667,754)	$1,050,036
Net loss per share	(0.02)	(0.05)	0.03
Consolidated Balance Sheet, as of March 31, 2008
Mineral Claims	2,000,300	1,398,614	601.686
Additional paid-in capital	7,131,819	7,580,266	(448,350)
Deficit accumulated during the exploration stage	(5,066,635)	(6,116,671)	1,050,036

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURELIO RESOURCE CORPORATION

Per:	/s/ Stephen B. Doppler
Stephen B. Doppler
President and CEO

Dated: September 2, 2008